Exhibit 10.7

CANCELLATION AGREEMENT

This Cancellation Agreement is made on the 2nd day of March 2009

BETWEEN

(1)

EATWARE GLOBAL CORPORATION of 23rd Floor, Westin Centre, 26 Hung To Road, Kwun Tong, Kowloon, Hong Kong Special Administrative Region (the “Licensor”); and

(2)

PACKITGREEN HOLDINGS CORPORATION of 846 Glendale Road, Wilbraham MA01095, United States of America (the “Licensee”); and

WHEREAS : -

(A)

A Licensing Agreement dated 1st April 2008 (“the Agreement”) was entered into between the Licensor and the Licensee whereby the Licensor granted the license to the Licensee to use the product formulations, production equipment, productions methods and procedures, and written and oral instruction thereon solely to product the product at the facility for delivery or distribution to the Licensor’s assigned distributors and/or direct customers in the territories as defined in Exhibit B of the Agreement.  Also by the Agreement, the Licensor granted the sub-license to the Licensee to use the trademarks as defined in Exhibit A of the Agreement solely in connection with manufacturing, packaging, delivery and distribution of the Product to the Licensor or Licensor’s assigned distributors and/or direct customers in the Territories as defined in Exhibit B of the Agreement.

(B)

Both parties have agreed to terminate the Agreement in the following terms and conditions.

NOW IT IS HEREBY AGREED as follows: -

1.

Both parties hereby agree to terminate the Agreement and the Agreement shall have no effect on 2nd March 2009 (“the Date of Termination”).

2.

As from the Date of Termination, each party shall release the other party from all liability claims and demands or otherwise in respect of any breaches of the terms and conditions contained in or otherwise arising under the Agreement occurred before the Date of Termination.

AGREED by the parties through their authorized signatures on the date of this Agreement:-

Signed for and on behalf of	Signed for and on behalf of
EATWARE GLOBAL CORPORATION	PACKITGREEN HOLDINGS CORPORATION

Name :	Name :
Title :	Title :